Item 77C - DWS
Growth & Income
Fund (a series of
DWS Investment
Trust)

Registrant
incorporates by
reference to Proxy
Statement filed on
February 27, 2006
(Accession No.
0001193125-06-
039892).
A Special Meeting of
shareholders (the
"Meeting") of DWS
Growth & Income
Fund (the "Fund")
was held on May 5,
2006, at the offices of
Deutsche Asset
Management, 345
Park Avenue, New
York, New York
10154. At the
Meeting, the
following matters
were voted upon by
the shareholders (the
resulting votes are
presented below).
I.	Election of
Trustees.
("Number of
Votes"
represents all
funds that are
series of DWS
Investment
Trust.)


Number of Votes:

For
Withheld
Henry P.
Becton, Jr.
197,991,244.152
8,384,800.646
Dawn-
Marie
Driscoll
198,004,169.805
8,371,874.993
Keith R.
Fox
197,921,453.939
8,454,590.859
Kenneth C.
Froewiss
197,879,048.962
8,496,995.836
Martin J.
Gruber
197,750,362.197
8,625,682.601
Richard J.
Herring
197,887,720.225
8,488,324.573
Graham E.
Jones
197,620,357.552
8,755,687.246
Rebecca
W. Rimel
197,953,978.782
8,422,066.016
Philip
Saunders,
Jr.
197,686,623.053
8,689,421.745
William N.
Searcy, Jr.
197,856,087.625
8,519,957.173
Jean
Gleason
Stromberg
197,864,804.673
8,511,240.125
Carl W.
Vogt
197,724,433.872
8,651,610.926
Axel
Schwarzer
197,827,524.607
8,548,520.191

II-A.	Approval of an
Amended and
Restated
Investment
Management
Agreement.

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
134,306
,643.69
4
5,289,7
44.056
6,068,2
78.238
3,623,6
78.000

II-B.	Approval of a
Subadvisor
Approval
Policy.

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
133,569
,881.89
1
5,851,9
10.947
6,242,8
73.150
3,623,6
78.000

III.	Approval of a
Revised
Fundamental
Investment
Restriction
Regarding
Commodities.

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
133,338
,330.06
2
5,939,5
30.354
6,386,8
05.572
3,623,6
78.000

IV-A.	Approval of an
Amended and
Restated
Declaration of
Trust.
("Number of
Votes"
represents all
funds that are
series of DWS
Investment
Trust.)

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
182,220
,628.11
0
7,305,8
57.658
8,890,6
37.030
7,958,9
22.000

The Meeting was
reconvened on July
27, 2006, at which
time the following
matter was voted
upon by the
shareholders (the
resulting votes are
presented below).
IV-B.	Approval of
Further
Amendments
to the
Amended and
Restated
Declaration of
Trust.
("Number of
Votes"
represents all
funds that are
series of DWS
Investment
Trust.)

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
218,006
,584.75
0
10,003,
072.285
10,993,
144.756
6,337,9
98.999

*	Broker non-votes are
proxies received by
the Fund from brokers
or nominees when the
broker or nominee
neither has received
instructions from the
beneficial owner or
other persons entitled
to vote nor has
discretionary power to
vote on a particular
matter.



C:\Documents and Settings\e465636\Local
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Item 77C.rtf

Item 77C - DWS Capital
Growth Fund (a series of
DWS Investment Trust)

Registrant incorporates by
reference to Proxy Statement
filed on February 27, 2006
(Accession No. 0001193125-
06-039892).
A Special Meeting of
shareholders (the "Meeting") of
DWS Capital Growth Fund (the
"Fund") was held on May 5,
2006, at the offices of Deutsche
Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the
following matters were voted
upon by the shareholders (the
resulting votes are presented
below).
I.	Election of Trustees.
("Number of Votes"
represents all funds that
are series of DWS
Investment Trust.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
197,991,244.152
8,384,800.646
Dawn-Marie Driscoll
198,004,169.805
8,371,874.993
Keith R. Fox
197,921,453.939
8,454,590.859
Kenneth C. Froewiss
197,879,048.962
8,496,995.836
Martin J. Gruber
197,750,362.197
8,625,682.601
Richard J. Herring
197,887,720.225
8,488,324.573
Graham E. Jones
197,620,357.552
8,755,687.246
Rebecca W. Rimel
197,953,978.782
8,422,066.016
Philip Saunders, Jr.
197,686,623.053
8,689,421.745
William N. Searcy, Jr.
197,856,087.625
8,519,957.173
Jean Gleason
Stromberg
197,864,804.673
8,511,240.125
Carl W. Vogt
197,724,433.872
8,651,610.926
Axel Schwarzer
197,827,524.607
8,548,520.191

II-A.	Approval of an Amended
and Restated Investment
Management Agreement.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
20,873,418.267
786,225.086
1,200,132.898
2,851,144.000

II-B.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
20,781,052.625
848,485.765
1,230,237.861
2,851,144.000

III.	Approval of a Revised
Fundamental Investment
Restriction Regarding
Commodities.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
20,778,689.593
876,054.767
1,205,031.891
2,851,144.000

IV-A.	Approval of an Amended
and Restated Declaration
of Trust. ("Number of
Votes" represents all
funds that are series of
DWS Investment Trust.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
182,220,628.110
7,305,857.658
8,890,637.030
7,958,922.000

The Meeting was reconvened
on [July 27, 2006], at which
time the following matter was
voted upon by the shareholders
(the resulting votes are
presented below).
IV-B.	Approval of Further
Amendments to the
Amended and Restated
Declaration of Trust.
("Number of Votes"
represents all funds that
are series of DWS
Investment Trust.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
182,220,628.110
7,305,857.658
8,890,637.030
7,958,922.000


Number of Votes:
For
Against
Abstain
Broker Non-Votes*





*	Broker non-votes are proxies
received by the fund from brokers
or nominees when the broker or
nominee neither has received
instructions from the beneficial
owner or other persons entitled to
vote nor has discretionary power to
vote on a particular matter.



C:\Documents and Settings\e465636\Local
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Item 77C.rtf

Item 77C - DWS Small Cap
Core Fund (a series of DWS
Investment Trust)

Registrant incorporates by
reference to Proxy Statement
filed on February 27, 2006
(Accession No. 0001193125-
06-039892).
A Special Meeting of
shareholders (the "Meeting") of
DWS Small Cap Core Fund
(the "Fund") was held on May 5,
2006, at the offices of Deutsche
Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the
following matters were voted
upon by the shareholders (the
resulting votes are presented
below).
I.	Election of Trustees.
("Number of Votes"
represents all funds that
are series of DWS
Investment Trust.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
197,991,244.152
8,384,800.646
Dawn-Marie Driscoll
198,004,169.805
8,371,874.993
Keith R. Fox
197,921,453.939
8,454,590.859
Kenneth C. Froewiss
197,879,048.962
8,496,995.836
Martin J. Gruber
197,750,362.197
8,625,682.601
Richard J. Herring
197,887,720.225
8,488,324.573
Graham E. Jones
197,620,357.552
8,755,687.246
Rebecca W. Rimel
197,953,978.782
8,422,066.016
Philip Saunders, Jr.
197,686,623.053
8,689,421.745
William N. Searcy, Jr.
197,856,087.625
8,519,957.173
Jean Gleason
Stromberg
197,864,804.673
8,511,240.125
Carl W. Vogt
197,724,433.872
8,651,610.926
Axel Schwarzer
197,827,524.607
8,548,520.191

II-A.	Approval of an Amended
and Restated Investment
Management Agreement.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
5,281,775.249
165,012.267
141,667.030
254,601.000

II-B.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
5,253,975.486
187,535.013
146,944.047
254,601.000

III.	Approval of a Revised
Fundamental Investment
Restriction Regarding
Commodities.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
5,246,785.647
191,367.533
150,301.366
254,601.000

IV-A.	Approval of an Amended
and Restated Declaration
of Trust. ("Number of
Votes" represents all
funds that are series of
DWS Investment Trust.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
182,220,628.110
7,305,857.658
8,890,637.030
7,958,922.000

The Meeting was reconvened
on July 27, 2006, at which time
the following matter was voted
upon by the shareholders (the
resulting votes are presented
below).
IV-B.	Approval of Further
Amendments to the
Amended and Restated
Declaration of Trust.
("Number of Votes"
represents all funds that
are series of DWS
Investment Trust.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
218,006,584.750
10,003,072.285
10,993,144.756
6,337,998.999

*	Broker non-votes are proxies
received by the Fund from brokers
or nominees when the broker or
nominee neither has received
instructions from the beneficial
owner or other persons entitled to
vote nor has discretionary power to
vote on a particular matter.



C:\Documents and Settings\e403291\Local
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- Item 77C.rtf